Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet as of December 31, 2013 is presented as if the merger with Sterling had occurred on December 31, 2013.

	Umpqua Historical	Sterling Historical	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
Cash and due from banks	$178,685	$109,942	$—		$288,627
Restricted cash	—	6,747	—		6,747
Interest bearing deposits	611,224	428,746	(321,382)	A	718,588
Temporary investments	514	—	—		514
Total cash and cash equivalents	790,423	545,435	(321,382)		1,014,476
Investment securities, trading	5,958	—	—		5,958
Investment securities, available for sale	1,790,978	1,429,812	—		3,220,790
Investment securities, held to maturity	5,563	165	—		5,728
Loans held for sale	104,664	138,952	—		243,616
Non-covered loans and leases	7,354,403	7,468,522	(395,664)	B	14,427,261
Less: allowance for noncovered loan and lease losses	(85,314)	(137,294)	137,294	C	(85,314)
Non-covered loans and leases, net	7,269,089	7,331,228	(258,370)		14,341,947
Covered loans and leases, net of allowance	363,992	—	—		363,992
Restricted equity securities	30,685	—	—		30,685
Premises and equipment, net	177,680	101,610	(2,518)	D	276,772
Mortgage servicing rights	47,765	60,100	5,000	E	112,865
Goodwill	764,305	52,018	1,018,722	F	1,835,045
Other intangible assets, net	12,378	15,561	49,212	G	77,151
Non-covered other real estate owned	21,833	8,047	(1,609)	H	28,271
Covered other real estate owned	2,102	—	—		2,102
FDIC indemnification asset	23,174	—	—		23,174
Bank owned life insurance	96,938	191,553	—		288,491
Deferred tax asset	16,627	284,059	28,386	I	329,072
Accrued interest receivable	23,720	28,493	—		52,213
Other assets	88,238	132,216	—		220,454
Total assets	$11,636,112	$10,319,249	$517,441		$22,472,802

Non-interest bearing demand deposits	$2,436,477	$1,881,360	$(57,112)	J	$4,260,725
Interest bearing deposits	6,681,183	5,193,630	(147,499)	J	11,727,314
Total deposits	9,117,660	7,074,990	(204,611)		15,988,039

Securities sold under agreements to repurchase - customer	224,882	31,679	—		256,561
Securities sold under agreements to repurchase - broker/dealer	—	500,000	30,000	K	530,000
Term debt	251,494	1,146,103	5,000	L	1,402,597
Junior subordinated debentures, at fair value	87,274	—	154,299	M	241,573
Junior subordinated debentures, at amortized cost	101,899	245,299	(245,299)	N	101,899
Other liabilities	125,477	105,231	6,328	O	237,036
Total liabilities	9,908,686	9,103,302	(254,283)		18,757,705

Preferred stock	—	—	—		—
Common stock	1,514,485	1,972,457	67,214	P	3,554,156
Retained earnings/accumulated deficit	217,917	(776,367)	724,367	Q	165,917
Accumulated other comprehensive (loss) income	(4,976)	19,857	(19,857)	R	(4,976)
Total shareholders’ equity	1,727,426	1,215,947	771,724		3,715,097

Total liabilities and shareholders’ equity	$11,636,112	$10,319,249	$517,441		$22,472,802

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined income statements for the fiscal years ended December 31, 2012 and December 31, 2013 are presented as if the merger and the FinPac acquisition had occurred on January 1, 2012.

	Year Ended December 31, 2013								Year Ended December 31, 2012
	Umpqua Historical	FPH, LLC Historical (1/1/2013 to 6/30/2013)	FinPac Pro Forma Merger Adjustments (1/1/2013 to 12/31/2013)	Notes	Sterling Historical	Sterling Pro Forma Merger Adjustments	Notes	Pro Forma Combined	Umpqua Historical	FPH, LLC Historical (1/1/2012 to 12/31/2012)	FinPac Pro Forma Merger Adjustments (1/1/2012 to 12/31/2012)	Notes	Sterling Historical	Sterling Pro Forma Merger Adjustments	Notes	Pro Forma Combined
Interest Income:
Non-covered loans and leases	$343,717	$29,033	$(6,891)	S	$338,910	$10,695	S	$715,464	$313,294	$58,210	$(5,332)	S	$331,514	$11,652	S	$709,338
Covered loans	54,497	—	—		—	—		54,497	73,518	—	—		—	—		73,518
Interest and dividends on investment securities	43,296	—	—		39,541	—		82,837	68,345	—	—		56,931	—		125,276
Temporary investments and interest bearing deposits	1,336	—	—		570	(673)	T	1,233	928	—	—		755	(673)	T	1,010
Total interest income	442,846	29,033	(6,891)		379,021	10,022		854,031	456,085	58,210	(5,332)		389,200	10,979		909,142

Interest Expense:
Deposits	20,755	—	—		23,863	3,675	U	48,293	31,133	—	—		37,697	13,657	U	82,487
Federal funds purchased and securities sold under agreement to repurchase	141	—	—		19,004	(8,049)	V	11,096	288	—	—		36,034	(8,049)	V	28,273
Term debt	9,248	3,507	—		6,094	(2,476)	W	16,373	9,279	7,401	—		4,254	(2,476)	W	18,458
Junior subordinated debentures	7,737	—	—		5,826	—		13,563	8,149	—	—		6,537	—		14,686
Total interest expense	37,881	3,507	—		54,787	(6,850)		89,325	48,849	7,401	—		84,522	3,132		143,904

Net interest income	404,965	25,526	(6,891)		324,234	16,872		764,706	407,236	50,809	(5,332)		304,678	7,847		765,238

Provision for credit losses - non-covered	16,829	3,272	—	X	—	(5,200)	X	14,901	21,796	7,291	—	X	10,000	(2,500)	X	36,587
(Recapture of) provision for credit losses - covered	(6,113)	—	—		—	—		(6,113)	7,405	—	—		—	—		7,405
Net interest income after provision for (recapture of) credit losses	394,249	22,254	(6,891)		324,234	22,072		755,918	378,035	43,518	(5,332)		294,678	10,347		721,246

Non-interest income:
Service charges on deposit accounts	30,952	—	—		57,023	(15,182)	Y	72,793	28,299	—	—		51,761	(13,642)	Y	66,418
Brokerage commissions and fees	14,736	—	—		3,893	—		18,629	12,967	—	—		4,012	—		16,979
Mortgage banking revenue, net	78,885	—	—		59,957	—		138,842	84,216	—	—		97,292	—		181,508
Gain on sale of investment securities, net	209	—	—		—	—		209	4,023	—	—		23,835	—		27,858
Other than temporary impairment losses on investment securities	—	—	—		—	—		—	(51)	—	—		—	—		(51)
Portion of other-than-temporary impairment losses transferred from OCI	—	—	—		—	—		—	(104)	—	—		(6,819)	—		(6,923)
Loss on junior subordinated debentures carried at fair value	(2,197)	—	—		—	(3,853)	Z	(6,050)	(2,203)	—	—		—	(3,853)	Z	(6,056)
Bargain purchase gain on acquisition	—	—	—		7,544	—		7,544	—	—	—		—	—		—
Gain on other assets	170	—	—		1,119	—		1,289	465	—	—		6,515	—		6,980
Charge on prepayment of debt	—	—	—		—	—		—	—	—	—		(35,342)	—		(35,342)
Gain on other loan sales	2,744	—	—		3,998	—		6,742	—	—	—		4,372	—		4,372
Bank owned life insurance	3,053	—	—		6,235	—		9,288	2,708	—	—		8,625	—		11,333
Change in FDIC indemnification asset	(25,549)	—	—		—	—		(25,549)	(15,234)	—	—		—	—		(15,234)
Other income	18,438	1,312	—		817	—		20,567	21,743	4,132	—		2	—		25,877
Total non-interest income	121,441	1,312	—		140,586	(19,035)		244,304	136,829	4,132	—		154,253	(17,495)		277,719

Non-interest expense:
Salaries and employee benefits	209,991	3,790	272	AA	181,544	(589)	AA	395,008	200,946	7,527	544	AA	189,025	(403)	AA	397,639
Net occupancy and equipment	62,067	810	—		43,275	—		106,152	55,081	1,481	—		41,538	—		98,100
Communications	11,974	156	—		35,754	—		47,884	11,573	319	—		37,531	—		49,423
Marketing	6,062	—	—		7,942	—		14,004	5,064	—	—		12,688	—		17,752
Supplies	2,843	—	—		1,982	—		4,825	2,506	—	—		2,642	—		5,148
Services	25,483	1,382	—		16,143	—		43,008	25,823	2,806	—		16,691	—		45,320
FDIC assessments	6,954	—	—		5,827	—		12,781	7,308	—	—		7,493	—		14,801
Net loss on non-covered OREO	1,113	—	—		7,389	—		8,502	9,245	—	—		11,829	—		21,074
Net loss on covered OREO	135	—	—		—	—		135	3,410	—	—		—	—		3,410
Intangible amortization	4,781	354	—		6,799	7,694	AB	19,628	4,816	708	—		6,780	8,595	AB	20,899
Merger related expense	8,836	—	—		10,837	—		19,673	2,338	—	—		11,976	—		14,314
Other expenses	24,422	2,104	(758)	AC	15,820	4,240	AC	45,828	31,542	3,260	(1,780)	AC	17,060	1,446	AC	51,528
Total non-interest expense	364,661	8,596	(486)		333,312	11,345		717,428	359,652	16,101	(1,236)		355,253	9,638		739,408

Income before provision for income taxes	151,029	14,970	(6,405)		131,508	(8,308)		282,794	155,212	31,549	(4,096)		93,678	(16,786)		259,557
Provision for income taxes	52,668	5,835	(2,242)	AD	37,867	(2,908)	AD	91,220	53,321	12,192	(1,434)	AD	(292,043)	(5,875)	AD	(233,839)
Net income	$98,361	$9,135	$(4,163)		$93,641	$(5,400)		$191,574	$101,891	$19,357	$(2,662)		$385,721	$(10,911)		$493,396

Net income	$98,361	$9,135	$(4,163)		$93,641	$(5,400)		$191,574	$101,891	$19,357	$(2,662)		$385,721	$(10,911)		$493,396
Dividends and undistributed earnings allocated to participating securities	788	—	41		—	—		829	682	—	112		—	—		794
Net earnings available to common shareholders	$97,573	$9,135	$(4,204)		$93,641	$(5,400)		$190,745	$101,209	$19,357	$(2,774)		$385,721	$(10,911)		$492,602

Earnings per common share:
Basic	$0.87	$—			$1.50			$0.88	$0.90	$—			$6.21			$2.28
Diluted	$0.87	$—			$1.48			$0.88	$0.90	$—			$6.14			$2.27

Weighted average number of common shares outstanding:
Basic	111,938	—	—		62,290	41,797	AE	216,025	111,935	—	—		62,123	41,684	AE	215,742
Diluted	112,176	—	—		63,372	42,235	AF	217,783	112,151	—	—		62,772	41,875	AF	216,798

Note 1—Basis of Presentation

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the merger involving Umpqua and Sterling under the acquisition method of accounting with Umpqua treated as the acquirer. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor does it necessarily indicate the results of operations in future periods or the future financial position of the combined entities. Under the acquisition method of accounting, the assets and liabilities of Sterling, as of the effective date of the merger, will be recorded by Umpqua at their respective fair values and the excess of the merger consideration over the fair value of Sterling’s net assets will be allocated to goodwill.

The merger, which is currently expected to be completed in the first half of 2014, provides for Sterling common shareholders to receive 1.671 shares of Umpqua common stock and $2.18 in cash for each share of Sterling common stock they hold immediately prior to the merger. The value of the per share merger consideration would be approximately $30.90 based upon the closing price of Umpqua common stock on the date of merger announcement multiplied by the exchange ratio of 1.671 and adding the cash portion of the merger consideration of $2.18 per share.  The pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Adjustments may include, but not be limited to, changes in (i) Sterling’s balance sheet through the effective time of the merger; (ii) the aggregate value of merger consideration paid if the price of Umpqua’s stock varies from the assumed $19.14 per share; (iii) total merger related expenses if consummation and/or implementation costs vary from currently estimated amounts; (iv) the underlying values of assets and liabilities if market conditions differ from current assumptions; and (v) changes to Sterling options and warrants outstanding.

The accounting policies of both Umpqua and Sterling are in the process of being reviewed in detail. Upon completion of such review, conforming adjustments or financial statement reclassification may be determined.

Note 2—Estimated Merger and Integration Costs

In connection with the merger, the plan to integrate Umpqua’s and Sterling’s operations is still being developed. Over the next several months, the specific details of these plans will continue to be refined. Umpqua and Sterling are currently in the process of assessing the two companies’ personnel, benefit plans, premises, equipment, computer systems, supply chain methodologies, and service contracts to determine where they may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve involuntary termination of Sterling’s employees, vacating Sterling’s leased premises, changing information systems, canceling contracts between Sterling and certain service providers and selling or otherwise disposing of certain premises, furniture and equipment owned by Sterling. Additionally, as part of our formulation of the integration plan, certain actions regarding existing Umpqua information systems, premises, equipment, benefit plans, supply chain methodologies, supplier contracts, and involuntary termination of personnel may be taken. Umpqua expects to incur merger-related expenses including system conversion costs, employee retention and severance agreements, communications to customers, and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature and timing of these integration actions. Most acquisition and restructuring costs are recognized separately from a business combination and generally will be expensed as incurred. We estimate total merger related cost to be approximately $80 million.  We have incurred $13.1 million of merger expense through December 31, 2013, and anticipate the majority of the remainder to be incurred in 2014.

Note 3—Estimated Annual Cost Savings

Umpqua expects to realize $87 million in annual pre-tax cost savings following the merger, which management expects to be phased-in over a two-year period, but there is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all. These cost savings are not reflected in the presented pro forma financial information.

Note 4—Divestiture of Sterling branches

Due to competitive considerations of the merger in accordance with regulatory guidelines, Sterling branches in several banking markets will be divested in conjunction with the merger.  These amounts are reflected in the pro forma adjustments below.  However, other asset dispositions not required as further discussed in Note 2 are not included pro forma adjustments.

Note 5—Preliminary Purchase Accounting Allocation

The unaudited pro forma condensed combined financial information reflects the issuance of approximately 104,209,811 shares of Umpqua common stock totaling approximately $2.0 billion as well as cash consideration of approximately $136.0 million and liability for future cash consideration for exchange of warrants of $6.3 million. The merger will be accounted for using the acquisition method of accounting; accordingly Umpqua will recognize Sterling’s assets (including identifiable intangible assets) and liabilities at their respective estimated fair values as of the merger date. Accordingly, the pro forma purchase consideration and the assets acquired and the liabilities assumed based on their estimated fair values are summarized in the following table.

	December 31, 2013
	(in thousands)
Fair value consideration to Sterling shareholders
Cash paid (62,363,741 shares at $2.18 per share)		$135,953
Liability recorded for warrants (2,902,566 shares at $2.18 per share)		6,328
Fair value of common shares issued (62,363,741 shares at approximately $31.77 price per share)		1,981,133
Fair value of warrants, common stock options, and restricted stock exchanged (6,112,130 shares at a weighted average pre-merger service period cost per share of approximately $9.58)		58,538
Total pro forma purchase price		$2,181,952
Fair value of assets acquired:
Cash and cash equivalents	$412,006
Investment securities	1,429,977
Non-covered loans and leases, net	7,211,810
Premises and equipment, net	99,092
Mortgage servicing rights	65,100
Other intangible assets, net	64,773
Non-covered other real estate owned	6,438
Bank owned life insurance	191,553
Deferred tax asset	312,445
Accrued interest receivable	28,493
Other assets	132,216
Total assets acquired	$9,953,903
Fair value of liabilities assumed:
Deposits	$6,870,379
Securities sold under agreements to repurchase	561,679
Term debt	1,151,103
Junior subordinated debentures	154,299
Other liabilities	105,231
Total liabilities assumed	$8,842,691
Net assets acquired		$1,111,212
Preliminary pro forma goodwill		$1,070,740

Note 6—Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change.

Balance Sheet

(dollars in thousands)

A	Adjustments to cash and cash equivalents
	To reflect cash used to purchase Sterling	$(135,953)
	To reflect cash paid for merger expenses	(52,000)
	To reflect cash paid for divestiture of Sterling branches	(133,429)
		$(321,382)

B	Adjustments to non-covered loans and leases

To reflect estimated fair value at merger date. The adjustment to loans is primarily related to credit deterioration in the acquired loan portfolio. The credit adjustment to loans is calculated as 3.5% of gross loans. During Umpqua’s due diligence on Sterling, Umpqua reviewed loan information across collateral types and geographic distributions. Umpqua applied traditional loan examination methodologies to arrive at the fair value adjustment. The rate adjustment to loans reflects estimated fair value at merger date based on current market rates for similar assets and will be accreted to income using the effective yield method over the contractual lives of the loans, which is approximately ten years.

		$(302,000)
	To reflect loans sold with divestiture of Sterling branches at merger date.	(93,664)
		$(395,664)

C	Adjustment to allowance for non-covered loan and lease losses
	To remove Sterling allowance at merger date as the credit risk is contemplated in the fair value adjustment in Adjustment B above.	$137,294

D	Adjustment to premises and equipment, net
	To reflect divestiture of Sterling branches at merger date.	$(2,518)

E	Adjustment to mortgage servicing rights
	To reflect estimated fair value at merger date based on current market rates for similar assets.	$5,000

F	Adjustments to goodwill
	To remove Sterling goodwill at merger date	$(52,018)
	To reflect the goodwill associated with the merger	1,070,740
		$1,018,722

G	Adjustments to other intangible assets, net
	To remove Sterling other intangible assets, net	$(15,561)
	To record the estimated fair value of acquired identifiable intangible assets, calculated as 1.25% of Sterling core deposits. The acquired core deposit intangible will be amortized over ten years using a sum-of-the-years-digits method.	64,773
		$49,212

H	Adjustment to non-covered other real estate owned
	To record the estimated fair value of acquired non-covered other real estate owned.	$(1,609)

I	Adjustments to deferred tax asset
	To reflect deferred tax asset created in the merger, which is calculated as follows:
	Adjustments to non-covered loans and leases	$302,000
	Adjustment to allowance for non-covered loan and lease losses	(137,294)
	Adjustment to mortgage servicing rights	(5,000)
	Adjustments to other intangible assets, net	(49,212)
	Adjustment to non-covered other real estate owned	1,609
	Adjustments to deposits	25,000
	Adjustment to securities sold under agreements to repurchase - broker/dealer	30,000
	Adjustments to term debt	5,000
	Adjustment to junior subordinated debentures	(91,000)
	Subtotal for fair value adjustments	$81,103
	Calculated deferred tax asset at Umpqua’s estimated statutory tax rate of 35%	$28,386

J	Adjustments to deposits
	To reflect estimated fair value at merger date based on current market rates for similar products. This adjustment will be accreted into income over the estimated lives of the deposits, which is approximately three years.	$25,000
	To reflect deposits sold with divestiture of Sterling branches at merger date.
	Non-interest bearing demand deposits	(57,112)
	Interest bearing deposits	(172,499)
		$(204,611)

K	Adjustment to securities sold under agreements to repurchase - broker/dealer
	To reflect estimated fair value at merger date based on current market rates and spreads for similar borrowings. This estimated premium will be accreted to interest expense over the remaining contractual life of such borrowings, which is approximately 4 years.	$30,000

L	Adjustment to term debt
	To reflect estimated fair value at merger date based on current market rates and spreads for similar borrowings. This estimated premium will be accreted to interest expense over the remaining contractual life of such borrowings, which is approximately three years.	$5,000

M	Adjustment to junior subordinated debentures, at fair value
	To reclassify junior subordinated debentures, at amortized cost to junior subordinated debentures, at fair value. Junior subordinated debentures acquired will be held at fair value.	$245,299
	To reflect estimated fair value at merger date based on third party valuation.	(91,000)
		$154,299

N	Adjustment to junior subordinated debentures, at amortized cost
	To reclassify junior subordinated debentures, at amortized cost to junior subordinated debentures, at fair value. Junior subordinated debentures acquired will be held at fair value.	$(245,299)

O	Adjustment to other liabilities
	To record liability created due to exchange of Sterling warrants.	$6,328

P	Adjustments to common stock
	To eliminate historical Sterling common stock	$(1,972,457)
	To reflect the issuance and exchange of Umpqua common stock to Sterling shareholders	2,039,671
		$67,214

Q	Adjustment to retained earnings/accumulated deficit
	To eliminate historical Sterling accumulated deficit	$776,367
	To adjust for after tax merger expenses	(52,000)
		$724,367

R	Adjustment to accumulated other comprehensive income
	To eliminate historical Sterling accumulated other comprehensive income	$(19,857)

Income Statements

(dollars in thousands)

		Year Ended December 31, 2013	Year Ended December 31, 2012
S	Adjustments to non-covered loans and leases interest income
	FinPac
	To reflect adjusted interest income from leases due to the estimated loss of income from the write-off of FinPac’s loan mark and the amortization of the new interest rate mark and the accretion of the acquisition accounting adjustment relating to the credit mark. The amortization period will be the contractual lives of the leases, which is approximately four years, and will be amortized into income using the effective yield method.	$(6,891)	$(5,332)
	Sterling
	To reflect accretion of loan rate discount resulting from non-covered loans and leases fair value pro forma Adjustment B using effective yield methodology over the estimated lives of the acquired loan portfolio, which is approximately ten years.	$9,015	$11,068
	To reclassify miscellaneous loan fees from service charges on deposit accounts to non-covered loans and leases interest income to conform with consolidated presentation.	6,943	5,967
	To reflect non-covered loans and leases interest income on branches divested at merger date.	(5,263)	(5,383)
		$10,695	$11,652

T	Adjustments to interest income on temporary investments and interest bearing deposits
	Sterling
	To reflect adjusted interest income on temporary investments and interest bearing cash due to cash paid for purchase and divestiture of Sterling branches.	$(673)	$(673)

U	Adjustments to interest expense on deposits
	Sterling
	To reflect amortization of deposit premium resulting from deposit fair value pro forma Adjustment J based on weighted average life of time deposits being approximately three years.	$4,388	$14,864
	To reflect interest expense on branches divested at merger date.	(713)	(1,207)
		$3,675	$13,657

V	Adjustments to interest expense on Federal funds purchased and securities sold under agreement to repurchase
	Sterling
	To reflect amortization of securities sold under agreements to repurchase premium resulting from Securities sold under agreements to repurchase fair value pro forma Adjustment K based on weighted average life of borrowings of 22 months.	$(8,049)	$(8,049)

W	Adjustments to interest expense on term debt
	Sterling
	To reflect amortization of term debt premium resulting from term debt fair value pro forma Adjustment L based on weighted average life of borrowings of 15.25 months.	$(2,476)	$(2,476)

X	Adjustments to provision for credit losses - non-covered
	FinPac

With acquired leases recorded at fair value, Umpqua would expect a reduction in the historical provision for loan and lease losses from FinPac, however no adjustment to the historical amount of FinPac provision for loan and lease losses is reflected in this pro forma financial information.

	Sterling
	To reclassify reserve for unfunded commitments from non-covered provision for credit losses to other expenses to conform with consolidated presentation.	$(5,200)	$(2,500)

With acquired loans recorded at fair value, Umpqua would expect a reduction in the provision for loan losses from Sterling, however no adjustment to the historical amount of Sterling provision for loan losses is reflected in this pro forma financial information.

Y	Adjustments to service charges on deposit accounts
	Sterling
	To reflect service charges on deposit accounts on branches divested at merger date.	$(2,839)	$(2,275)
	To reclassify miscellaneous loan fees from service charges on deposit accounts to non-covered loans and leases interest income to conform with consolidated presentation.	(6,943)	(5,967)
	To reflect lower service charges on deposit accounts as a result of passing $10 billion asset threshold.	(5,400)	(5,400)
		$(15,182)	$(13,642)

Z	Adjustment to loss on junior subordinated debentures carried at fair value
	Sterling
	To reflect change in fair value of junior subordinated debenture discount resulting from junior subordinated debenture fair value pro forma Adjustment M based on remaining average life of junior subordinated debentures of 23.6 years.	$(3,853)	$(3,853)

AA	Adjustments to salaries and employee benefits
	FinPac
	To reflect additional compensation expense related to restricted stock granted to FinPac management.	$410	$820
	To remove Financial Pacific Holdings LLC salaries and employee benefits	(308)	(276)
	To reclassify private equity compensation expense from other expense	170	—
		$272	$544
	Sterling
	To reflect salaries and employee benefits related to branches divested at merger date.	$(2,774)	$(2,588)
	To reflect additional compensation expense related to restricted stock granted to Sterling management and retention bonuses of top five retained executives.	2,185	2,185
		$(589)	$(403)

AB	Adjustments to amortization of intangibles
	Sterling
	To reflect amortization of acquired intangible assets based on amortization period of ten years and using the sum-of-the-years-digits method of amortization	7,694	8,595
		$7,694	$8,595

AC	Adjustments to other expenses
	FinPac
	To remove management fees.	$(567)	$(1,219)
	To remove director compensation and travel fees.	(21)	(64)
	To remove Financial Pacific Holdings LLC other expenses	—	(497)
	To reclassify private equity compensation expense to salaries and employee benefits	(170)	—
		$(758)	$(1,780)
	Sterling
	To reclassify reserve for unfunded commitments from non-covered provision for credit losses to other expenses to conform with consolidated presentation.	$5,200	$2,500
	To reflect other expenses related to branches divested at merger date.	(960)	(1,054)
		$4,240	$1,446

AD	Adjustments to income tax provision
	FinPac
	To reflect the income tax effect of pro forma adjustments at Umpqua’s statutory tax rate of 35%	$(2,242)	$(1,434)
	Sterling
	To reflect the income tax effect of pro forma adjustments at Umpqua’s statutory tax rate of 35%	$(2,908)	$(5,875)

AE	Adjustment to weighted average number of common shares outstanding - Basic
	Sterling
	To reflect acquisition of Sterling common shares.	(62,290)	(62,123)
	To reflect issuance of Umpqua common stock as Sterling shareholders will receive 1.671 shares of Umpqua common stock for each share of Sterling common stock they hold immediately prior to the merger.	104,087	103,807
		41,797	41,684

AF	Adjustment to weighted average number of common shares outstanding - Diluted
	Sterling
	To reflect acquisition of Sterling common shares.	(63,372)	(62,772)
	To reflect issuance of Umpqua common stock as Sterling shareholders and warrant holders will receive 1.671 shares of Umpqua common stock for each share of Sterling common stock or warrant they hold immediately prior to the merger.	104,706	103,807
	To reflect issuance of Umpqua common stock as Sterling restricted stock award holders and stock option holders will receive 1.786 shares of Umpqua common stock for each restricted stock award or stock option they hold immediately prior to the merger.	901	840
		42,235	41,875

COMPARATIVE PER SHARE DATA

	Umpqua	Pro Forma Combined Umpqua and FinPac	Sterling Historical	Umpqua Pro Forma Combined	Sterling Pro Forma Per Equivalent Sterling Share (1)
Basic Earnings
Year ended December 31, 2013	$0.87	$0.92	$1.50	$0.89	$1.48
Year ended December 31, 2012	$0.90	$1.06	$6.21	$2.29	$3.82

Diluted Earnings
Year ended December 31, 2013	$0.87	$0.92	$1.48	$0.88	$1.46
Year ended December 31, 2012	$0.90	$1.06	$6.14	$2.27	$3.80

Cash Dividends Paid (2)
Year ended December 31, 2013	$0.60	$0.60	$0.95	$0.60	$1.00
Year ended December 31, 2012	$0.34	$0.34	$0.80	$0.34	$0.57

Book Value
31-Dec-13	$15.43	$15.48	$19.50	$17.20	$28.74
31-Dec-12	$15.41	$15.57	$19.58	$16.91	$28.26

(1) Computed by multiplying the Umpqua pro forma combined amounts by the exchange ratio of 1.671.

(2) Pro forma combined cash dividends paid are based only upon Umpqua’s historical amounts